THE CENTRAL EUROPEAN EQUITY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 7, 1999

                              --------------------


To our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of The Central European Equity Fund, Inc. (the "Fund") will be held at 3:00 P.M., New York time, on June 7, 1999 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

      1. To elect four Directors.

      2. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending October 31, 1999.

      3. To transact such other business as may come before the meeting or any adjournment thereof.

      Only holders of record of Common Stock at the close of business on April 30, 1999 are entitled to notice of and to vote at this meeting or any adjournment thereof.

      If you have any questions or need further information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 909 Third Avenue, New York, New York 10022, or 1-800-662-5200.

                                                         Robert R. Gambee
                                                         Chief Operating Officer
                                                         and Secretary

Dated: May 3, 1999

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                  June 7, 1999

                                 ---------------
                                 PROXY STATEMENT

                                 ---------------

      This proxy statement is furnished by the Board of Directors of The Central European Equity Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 3:00 P.M., New York time, on June 7, 1999 at the offices of Deutsche Bank Securities Inc., 31 West 52nd Street, 5th Floor, New York, New York. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

      If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the election of Directors and FOR the ratification of the selection of independent accountants. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy, or by attendance at the Meeting and voting in person.

      The close of business on April 30, 1999 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had 10,397,695 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 3, 1999.

      The Board of Directors of the Fund has nominated four Directors for election at the Meeting (Proposal 1) and approved the selection of PricewaterhouseCoopers LLP as independent accountants to the Fund for the fiscal year ending October 31, 1999, for ratification by the stockholders at the Meeting (Proposal 2).

      The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented by broker non-votes or proxies marked with an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Because of the affirmative votes required for Proposal 1, abstentions and broker non-votes will have the same effect as votes "against" such Proposal. Because of the nature of the business to be acted on at the Meeting, the Fund does not anticipate receiving any broker "non-votes".

                        PROPOSAL 1: ELECTION OF DIRECTORS

      The Fund's By-Laws provide that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class II expires at the 1999 Annual Meeting, Class III at the next succeeding Annual Meeting and Class I at the following succeeding Annual Meeting. Four Class II nominees are proposed in this Proxy Statement for election.

      Should any vacancy occur on the Board of Directors for reasons other than an increase in the number of Directors, the remaining Directors, though less than a quorum, would be able to fill such vacancy by the vote of a majority of their number, as at present. Should any vacancy occur on the Board of Directors as a result of an increase in the number of Directors, a majority of the entire Board of Directors would be able to fill such vacancy. Any Director elected by the Board to fill a vacancy would hold office until the next annual meeting of shareholders. If the size of the Board is increased, the additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

      Unless authority is withheld, it is the intention of the persons named in the form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated he will serve if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their judgment. Each of the nominees is currently a member of the Board of Directors.

Information Regarding Directors and Officers

      The following table shows certain information about the Directors, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1990, except for Prof. Dr. Kohler, Mr. Storr and Mr. Dobson, who were elected to the Board on May 10, 1991, February 3, 1997, and April 30, 1998, respectively.

      The following Directors have been nominated for election at the 1999 Annual Meeting:

                                                                                                   Shares of Common Stock
                                                                                                   Beneficially Owned,
                                                            Principal Occupations                  Directly or Indirectly,
  Name                 Age  Position with Fund              During Past Five Years                 at April 30, 1999(1)
 -----                 ---  -----------------               ----------------------                 -----------------
John A. Bult(2)(3)     62      Director           Chairman of PaineWebber International,                3,246
   Class II                                          Director of The France Growth
                                                     Fund, Inc. and The Greater China Fund, Inc.

Hans G. Storr          67      Director           President, Storr Investments. Chief                   3,135
   Class II                                          Financial Officer of Philip Morris
                                                     Companies, Inc. (1979-1996), Member of the
                                                     Board of Directors of Philip Morris Companies,
                                                     Inc. (1982-1996), Chairman and Chief Executive
                                                     Officer of Philip Morris Capital Corporation
                                                     (1982-1996).

Dr. Juergen F.         59      Director           Chairman of the Board of Executive                       --
Strube                                               Directors of BASF AG. Chairman
   Class II                                          and President of BASF
                                                     Corporation (1985-1988).


                                       2

                                                                                                   Shares of Common Stock
                                                                                                   Beneficially Owned,
                                                            Principal Occupations                  Directly or Indirectly,
  Name                 Age  Position with Fund              During Past Five Years                 at April 30, 1999(1)
 -----                 ---  -----------------               ----------------------                 -----------------

Robert H.              59      Director           President of The Wadsworth Group, First               1,482
Wadsworth(2)(5)                                      Fund Distributors, Inc. and Guinness
   Class II                                          Flight Investment Funds, Inc. Vice
                                                     President of Professionally Managed
                                                     Portfolios and Advisors Series Trust.
     The following are Directors whose terms continue:

Detlef Bierbaum(3)     56   Director              Partner of Sal. Oppenheim Jr. & Cie                      --
    Class I                                           KGaA. Member of the Supervisory
                                                      Boards of Nanz Stiftung, ESCADA
                                                      Aktiengesellschaft, Scor Deutschland
                                                      Ruckversicherungs-Actiengesellschaft, Tertia
                                                      Handels-beteiligungsgesellschaft mbH and Douglas
                                                      AG.


 Michael W.R.           46      Chairman and      Member of the Board of Managing                          --
 Dobson(2)(3)                   Director              Directors of Deutsche Bank AG,
    Class I                                           Chairman of Deutsche Fonds
                                                      Holding GmbH, DWS Deutsche
                                                      Gesellschaft fur Wertpapiersparen
                                                      mbH, Deutsche Asset Management
                                                      International GmbH, Director of
                                                      Anglo & Overseas Trust Plc,
                                                      General Enterprise Management
                                                      Services Ltd.




Edward C. Schmults(5)  68      Director           Member of the Board of Directors of                     697
   Class I                                           Green Point Financial Corp.
                                                     Chairman of the Board of Trustees of The Edna
                                                     McConnell Clark Foundation. Senior Vice
                                                     President-External Affairs and General Counsel
                                                     of GTE Corporation (1984-1994). Deputy Attorney
                                                     General of the U.S., Department of Justice
                                                     (1981-1984). Partner, White & Case (1965-1973
                                                     and 1977-1981).


                                       3

                                                                                                   Shares of Common Stock
                                                                                                   Beneficially Owned,
                                                            Principal Occupations                  Directly or Indirectly,
  Name                 Age  Position with Fund              During Past Five Years                 at April 30, 1999(1)
 -----                 ---  -----------------               ----------------------                 -----------------
 Prof. Dr. Claus       71       Director          Member of the Administrative Board                       --
 Kohler                                             of Bundesanstalt fur Vereinigungsbedingte
    Class III                                       Sonderaufgaben (1995-1996). Member of the
                                                    Administrative Board of  Treuhandanstalt
                                                    (1990-1994). Member of the Board of Governors
                                                    and of the Central Bank Council of Deutsche
                                                    Bundesbank (until 1990). Member of the Advisory
                                                    Board of Westfalische Hypothekenbank AG. Member
                                                    of the Advisory Panel to the Board of Governors
                                                    of the Central Bank of Oman. Member of the
                                                    Board (Kuratorium) of the Institute of
                                                    Empirical Economic Research. Professor of
                                                    Economics, University of Hannover. Professor of
                                                    Econo-mics, University of Frankfurt a.M.


Christian H.           55      Director           Managing Director of DWS-Deutsche                        --
Strenger(2)(3)(4)(5)                                 Gesellschaft fur Wertpapiersparen
   Class III                                         mbH (since 1991). Chairman of Deutsche
                                                     Fund Management, Inc. (since 1997). Managing
                                                     Director of Deutsche Bank Securities
                                                     Corporation (1986-1991).

Werner Walbrol(5)      61      Director           President and Chief Executive Officer                   200
   Class III                                         of the German American Chamber
                                                     of Commerce, Inc. and the European American
                                                     Chamber of Commerce, Inc. Member of the United
                                                     States German Youth Exchange Council. Director
                                                     of TUV Rheinland of North America, Inc. and DB
                                                     New World Fund, Limited and LDC. President and
                                                     Director of German American Partnership
                                                     Program, Director of AXA Nordstern Art
                                                     Insurance Corporation, Director of Deutsche
                                                     Funds Inc./Deutsche Portfolios Trust.


                                       4

                                                                                                     Shares of Common Stock
                                                                                                     Beneficially Owned,
                                                            Principal Occupations                    Directly or Indirectly,
  Name                 Age  Position with Fund              During Past Five Years                   at April 30, 1999(1)
 -----                 ---  -----------------               ----------------------                   -----------------
 Otto Wolff von           80    Director          Chairman of the Board of Otto Wolff                      --
 Amerongen                                           Industrieberatung & Beteiligungen
    Class III                                        GmbH (industrial consulting).
                                                     Chairman of the German East-West Trade
                                                     Committee. Honorary Chairman of the Association
                                                     of German Chambers of Industry and Commerce.
                                                     Chairman of the Board of Management of the Otto
                                                     Wolff Foundation. Member of the Atlantic
                                                     Advisory Council of United Technologies Corp.
                                                     (until 1992). Chairman of the Supervisory Board
                                                     of DWA, Deutsche Waggonbau AG, Chairman of the
                                                     Supervisory Board of Allbecon AG, Dusseldorf.
                                                     Member of the Advisory Council of Allianz
                                                     Versicherungs-AG (through 1994). Member of the
                                                     Advisory Council of Creditanstalt-Bankverein
                                                     until 1998. President of the German Society for
                                                     East European Studies until March 1999. Member
                                                     of the Board of Directors of the German Society
                                                     for Foreign Affairs. President of the German
                                                     Business Association in the Russian Federation,
                                                     Moscow.

-----------------

(1) As of April 30, 1999, all Directors and officers as a group owned less than 1% of the outstanding Common Stock of the Fund.
(2) Indicates that Messrs. Bult, Dobson, Strenger and Wadsworth each also serves as a Director of The New Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.
(3) Indicates "interested" Director, as defined in the 1940 Act. Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; Mr. Dobson is an "interested" Director because of his affiliation with Deutsche Bank AG ("Deutsche Bank"), of which Deutsche Bank Securities Inc. is an indirect, wholly-owned subsidiary; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank.
(4) Indicates that Mr. Strenger owns shares of Deutsche Bank, of which Deutsche Asset Management International GmbH ("DBAM") and Deutsche Bank Securities Inc. are wholly-owned subsidiaries. As of April 30 1999, Mr. Strenger owned less than 1% of the outstanding shares of Deutsche Bank.

(5) Indicates that Messrs. Schmults, Strenger, Wadsworth and Walbrol each also serves as a Trustee of Deutsche Portfolios, an open-end registered investment company for which Deutsche Bank Securities Inc. acts as sub-adviser of two portfolios and an affiliate of Deutsche Bank Securities Inc. acts as investment manager. In addition, Messrs. Walbrol and Wadsworth serve as Directors of the DB New World Portfolio Limited as well as DB New World Fund Limited and LDC. Deutsche Bank AG (New York Branch) acts as Investment Manager with respect to these three funds and as Administrator of DB New World Portfolio Limited.

      Each Director also serves as a Director of The Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

      The Board of Directors presently has an Audit Committee composed of Messrs. Schmults, Wadsworth and Walbrol. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met five times during the fiscal year ended October 31, 1998. In addition, the Board has an Advisory Committee composed of Messrs. Schmults, Wadsworth and Walbrol. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and Deutsche Bank Securities Inc. and the Investment Advisory Agreement between the Fund and DBAM. The Advisory Committee met once during the past fiscal year. The Board has a Nominating Committee composed of Messrs. Dobson, Wadsworth and Walbrol. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with Deutsche Bank Securities Inc. or DBAM. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund.

      During the past fiscal year, the Board of Directors had four regular meetings and one special meeting, and each incumbent Director, with the exception of Mr.Wolff, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served.

      The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The Germany Fund, Inc. or The New Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Each of the Fund, The Germany Fund, Inc. and The New Germany Fund, Inc. (which three funds, together with Deutsche Portfolios, an open-end investment company, represent the entire Fund Complex advised by the Manager and the Investment Adviser within the meaning of the applicable rules and regulations of the Securities and Exchange Commission) reimburses the Directors (except for those employed by the Deutsche Bank Group) for travel expenses in connection with Board meetings. The following table sets forth the aggregate compensation from the Fund for the fiscal year ended October 31, 1998, and from the Fund and such other three funds for the year ended December 31, 1998, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                                             Aggregate           Total
                                            Compensation    Compensation From
   Name of Director                           From Fund       Fund Complex
   ---------------                         -------------    -----------------
      Otto Wolff von Amerongen                $ 9,000              $ 18,000
      Prof. Dr. Claus Kohler                   11,250                22,500
      Edward C. Schmults                       16,500                51,250
      Hans G. Storr                            15,750                30,750
      Dr. Juergen F. Strube                     9,750                19,500
      Robert H. Wadsworth                      18,000                72,750
      Werner Walbrol                           17,250                54,750
                                              -------       ---------------
                            Total             $97,500              $269,500
                                              =======       ===============

      No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund, Deutsche Bank Securities Inc. or Deutsche Asset Management International GmbH.

      The officers of the Fund other than as shown above are as follows (each also serving as an officer of The Germany Fund, Inc. and The New Germany Fund, Inc.):

          Name               Age    Position with Fund          Principal Occupations During Past Five Years
          -----              ---     ----------------             ----------------------------------------

Kenneth J. Tarr              54    President and Chief           Executive Vice President, Deutsche Bank
                                    Executive Officer               AG, New York Branch. Chairman,
                                                                    Deutsche Bank Trust Co. and Deutsche Morgan Grenfell
                                                                    Investment Management, Inc. (since 1997). Principal,
                                                                    Weiss, Peck & Greer, LLC. (1994-1997).

Robert R. Gambee             56    Chief Operating Officer       Director (since 1992), First Vice President
                                   and Secretary                    (1987-1991) and Vice President (1978-
                                                                    1986) of Deutsche Bank Securities, Inc.
                                                                    Secretary of Deutsche Funds, Inc. (since 1997)
                                                                    and Assistant Secretary of DB New World Portfolio Ltd.
                                                                    (since 1998).

Joseph Cheung                40    Chief Financial Officer       Vice President (since 1996), Assistant Vice
                                   and Treasurer                    President (1994-1996) and Associate
                                                                    (1991-1994) of Deutsche Bank Securities Inc.

Laura Weber                  27   Assistant Secretary and         Assistant Vice President (since March 1999)
                                  Assistant Treasurer                and Associate of Deutsche Bank Securities Inc
                                                                     (1997-February 1999). Manager of Raymond James Financial
                                                                     (1996-1997). Portfolio Accountant of Oppenheimer Capital
                                                                     (1995-1996). Supervisor (1994-1995) and
                                                                     Mutual Fund Accountant (1993-1994) of Alliance
                                                                     Capital Management.

      The officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Stockholders.

            The Board unanimously recommends a vote FOR Proposal 1.

      Required Vote. The affirmative vote of the holders of a plurality of the shares represented at the Meeting is required for the election of each Director.

                PROPOSAL 2: SELECTION OF INDEPENDENT ACCOUNTANTS

      A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have selected PricewaterhouseCoopers LLP as independent accountants for the Fund for the fiscal year ending October 31, 1999. The ratification of the selection of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying Proxy will vote for PricewaterhouseCoopers LLP. A representative of PricewaterhouseCoopers LLP will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

             The Board unanimously recommends a vote FOR Proposal 2.

      Required Vote. The affirmative vote of the holders of majority of the shares represented at the Meeting is required for the ratification of the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending October 31, 1999.

                    ADDRESS OF INVESTMENT ADVISER AND MANAGER

      The principal office of Deutsche Asset Management International GmbH, the Fund's Investment Adviser, is located at Mainzer Landstrasse 16, 60325 Frankfurt am Main, Federal Republic of Germany. The corporate office of Deutsche Bank
Securities Inc., the Fund's Manager, is located at 31 West 52nd Street, New York, New York 10019.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      As of April 30, 1999, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund, other than as set forth below:

      Name and Address               Amount and Nature
     of Beneficial Owner          of Beneficial Ownership      Percent of Class
      -----------------            ---------------------        --------------
Lazard Freres &Co. LLC(1) .................594,928                  5.72
30 Rockefeller Plaza
New York, New York 10020

(1) This information is based exclusively on information provided by this company. To the knowledge of management, as of April 30, 1999 no other Schedules 13D or 13G had been filed by any person who owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                              STOCKHOLDER PROPOSALS

      The deadline for submitting stockholder proposals for inclusion in the Fund's proxy statement and form of proxy for the Fund's Annual Meeting of Stockholders in 2000 is January 3, 2000. Any stockholder proposal that is intended to be presented at such Annual Meeting but not submitted for inclusion in the Fund's proxy statement and form of proxy in accordance with the foregoing sentence must be received by the Fund's Secretary at the address indicated on the first page of this Proxy Statement not later than April 8, 2000. Any such proposal received after such date will be considered untimely, and will be excluded from the next Annual Meeting in accordance with the Fund's Advance Notice By-law.

                         EXPENSES OF PROXY SOLICITATION

    The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $7,500 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

      The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 1998 to any stockholder upon request. Such requests should be directed by mail to: The Central European Equity Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-437-6269.

                                                    Robert R. Gambee
                                                    Chief Operating Officer
                                                    and Secretary

Dated: May 3, 1999

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

                      [CENTRAL EUROPEAN FUND LOGO OMITTED]

PROXY                 THE CENTRAL EUROPEAN EQUITY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Robert R. Gambee and Joseph Cheung as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of The Central European Equity Fund, Inc. (the "Fund") held of record by the undersigned on April 30 1999 at an Annual Meeting of Stockholders to be held on June 7, 1999 or any adjournment thereof.

1.ELECTION OF DIRECTORS.

[ ]FOR all nominees listed below           [ ]WITHHOLDING AUTHORITY
(except as marked to the contrary below)   to vote for all nominees listed below


      (Instruction:  To withhold  authority for any individual  nominee strike a line through the nominee's name in the list below.)

                                    CLASS II
                               (to serve until the

                      2002 Annual Meeting of Stockholders)
                     John A. Bult         Dr. Juergen F. Strube
                     Hans G. Storr        Robert H. Wadsworth

2.TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF PricewaterhouseCoopers LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1999.

         [ ]FOR                     [ ]AGAINST                   [ ]ABSTAIN

3.TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1 and to APPROVE Proposal 2.

      When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf.
                                        -----------------------------------
                                                Name (please print)
                                        -----------------------------------
                                        Name of Corporation (if applicable)

                                       (By)______________(Date)______  1999
                                             (Signature)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.